                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                            (AMENDMENT NO.         )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement            [ ]  Confidential, For Use of
                                                  the Commission only (as
                                                  Permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             COLLEGIATE PACIFIC INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]    No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how is was determined):

--------------------------------------------------------------------------------

     (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)    Total fee paid:

--------------------------------------------------------------------------------

     [ ]    Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)      Filing Party:

--------------------------------------------------------------------------------

     (4)      Date Filed:

--------------------------------------------------------------------------------

                                                               November 13, 2002



Dear Stockholders:

You are cordially invited to attend the fiscal 2003 annual meeting of stockholders of Collegiate Pacific Inc. which will be held on Thursday, December 12, 2002, at 9:00 a.m., local time, at the company's corporate offices located at 13950 Senlac Drive, Suite 100, Dallas, Texas. The official notice of the meeting together with a proxy statement and proxy card are enclosed. Please give this information your careful attention.

Whether or not you expect to attend the meeting in person, it is important that your shares be voted at the meeting. I urge you to specify your choices by marking the enclosed proxy card and returning it promptly. Sending in a signed proxy will not affect your right to attend the annual meeting and vote in person. You may revoke your proxy at any time before it is voted at the annual meeting by giving written notice to the secretary of the company.

Sincerely,



/s/ Michael J. Blumenfeld

Michael J. Blumenfeld
Chairman of the Board and Chief Executive Officer





                             YOUR VOTE IS IMPORTANT
                             Please Sign, Date, and
                             Return Your Proxy Card

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, DECEMBER 12, 2002

                                   ----------

To Our Stockholders:

The fiscal 2003 annual meeting of stockholders of Collegiate Pacific Inc. will be held at the company's corporate offices at 13950 Senlac Drive, Suite 100, Dallas, Texas, on Thursday, December 12, 2002, at 9:00 a.m., local time, for the following purposes, each as more fully described in the following pages of the proxy statement, which are made a part of this notice:

         1. To elect seven directors to serve until the annual meeting of stockholders in fiscal 2004 or until their successors are duly elected and qualified;

         2. To ratify the selection of Grant Thornton LLP as the independent auditor of the company for the fiscal year ending June 30, 2003; and

         3. To transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

The board of directors has fixed the close of business on November 11, 2002, as the record date for determining stockholders entitled to notice of and to vote at the meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed proxy card and return it promptly in the envelope provided for that purpose. Sending in a signed proxy will not affect your right to attend the annual meeting and vote in person. You may revoke your proxy at any time before it is voted at the annual meeting by giving written notice to the secretary of the company.

By Order of the Board of Directors,

/s/ William R. Estill

William R. Estill
Chief Financial Officer and Secretary
Dallas, Texas
November 13, 2002

It is important that your stock be represented at the meeting regardless of the number of shares you hold. Please complete, sign, date and mail the enclosed proxy card in the accompanying envelope even if you intend to be present at the meeting. Returning the proxy card will not limit your right to vote in person or to attend the annual meeting, but will insure your representation if you cannot attend. If you have shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of the proxy materials. If so, please sign and return each copy of the proxy cards you receive so that all of your shares may be voted. The proxy is revocable at any time before it is voted at the annual meeting.

                             COLLEGIATE PACIFIC INC.
                          13950 SENLAC DRIVE, SUITE 100
                               DALLAS, TEXAS 75234

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                                 ANNUAL MEETING
                                  TO BE HELD ON
                                DECEMBER 12, 2002

                                   ----------

This Proxy Statement is furnished in connection with the solicitation of proxies by Collegiate Pacific Inc., on behalf of the Board of Directors, for the fiscal 2003 Annual Meeting of Stockholders. This Proxy Statement and the related proxy form are being distributed on or about November 13, 2002.

You can vote your shares by completing and returning the enclosed written proxy card. You can also vote in person at the meeting, and submitting your proxy card will not affect your right to attend the meeting and vote.

================================================================================
ELECTION OF DIRECTORS
================================================================================

The first proposal scheduled to be voted on at the meeting is the election of seven directors. All of these directors will serve a one-year term. The Board of Directors has nominated Michael J. Blumenfeld, Adam Blumenfeld, Arthur J. Coerver, Harvey Rothenberg, Jeff Davidowitz, William H. Watkins, Jr., and Robert
W. Hampton. All of these individuals are currently serving as Collegiate Pacific directors and their current terms expire at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy to vote for the directors nominated by the Board and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with the company's bylaws, directors are elected by a plurality of the votes of shares represented and entitled to be voted at the meeting. That means, the seven nominees will be elected if they receive more affirmative votes than any other nominees.

================================================================================
DIRECTOR INFORMATION
================================================================================

Set forth below is biographical and other information about the persons who will make up the Board following the annual meeting, assuming election of the nominees named above:

MICHAEL J. BLUMENFELD               Mr. Blumenfeld has served as the company's
Age: 56                             Chairman of the Board and Chief Executive
Director since February 1998        Officer since February 1998. Mr. Blumenfeld
No Board Committees                 served as President of the company from
                                    February 1998 to January 2000. From July
                                    1997 until February 1998, Mr. Blumenfeld served as President and Chief Executive
                                    Officer of Collegiate Pacific, Inc., a Texas corporation, that sold all of its assets to the company in February 1998. From 1992 until November 1996, Mr. Blumenfeld served as Chairman of the Board and Chief Executive
                                    Officer of Sport Supply Group, Inc., a New
                                    York Stock Exchange company engaged in the direct mail marketing of sports related equipment. Mr. Blumenfeld is Adam
                                    Blumenfeld's father.

ADAM BLUMENFELD                     Mr. Blumenfeld is the company's President
Age: 32                             and has served in that capacity since
Director since January 2000         joining the company in January 2000. From
No Board Committees                 January 1998 through December 1999, Mr.
                                    Blumenfeld was Vice President of Sales and
                                    Marketing of Sport Supply Group, Inc., a New
                                    York Stock Exchange company engaged in the direct mail marketing of sports related equipment. Mr. Blumenfeld's other positions with Sport Supply Group included Vice
                                    President of Youth Sales from January 1995 to January 1998, and Director of Youth Sales from August 1993 to December 1994. Mr.
                                    Blumenfeld is Michael Blumenfeld's son.

ARTHUR J. COERVER                   Mr. Coerver is the company's Chief Operating
Age: 59                             Officer and has served in that capacity
Director since February 1998        since joining the company in February 1998.
No Board Committees                 From 1991 through 1997, Mr. Coerver was Vice
                                    President of Sales and Marketing of Sport
                                    Supply Group, Inc., a New York Stock
                                    Exchange Company engaged in the direct mail marketing of sports related equipment.

HARVEY ROTHENBERG                   Mr. Rothenberg has served as the company's
Age: 60                             Vice President of Marketing and served in
Director since December 1998        that capacity since February 1998. From 1977
No Board Committees                 to 1998, Mr. Rothenberg served as Vice
                                    President of Sales for Sports Supply Group,
                                    Inc., a New York Stock Exchange company
                                    engaged in the direct mail marketing of
                                    sports related equipment.

JEFF DAVIDOWITZ                     Mr. Davidowitz is the President of Penn
Age: 46                             Footwear, a private investment company and
Director since June 1994            has served in that capacity since 1991.
Board Committees: Audit and Stock
Option


WILLIAM H. WATKINS, JR.             Mr. Watkins is a partner in the public
Age: 60                             accounting firm of Watkins, Watkins and
Director since February 1998        Keenan, and has served in that capacity
Board Committees: Audit and Stock   since 1971.
Option


ROBERT W. HAMPTON                   Mr. Hampton is Group Vice President and a
Age: 55                             Director of Jones International, Ltd. Since
Director since March 2001           1985, Mr. Hampton has held various executive
Board Committees: Audit and Stock   positions at Jones International, Ltd., a
Option                              holding company whose subsidiaries,
                                    including Jones Financial Group, Ltd.,
                                    conduct business in several areas including cable television programming, radio programming, advertising sales representation, education and software development. Prior to joining Jones
                                    International, Ltd., Mr. Hampton held
                                    various management positions at Xerox
                                    Corporation.

================================================================================
INFORMATION CONCERNING EXECUTIVE OFFICERS
================================================================================

Background information about the Company's executive officers who are not nominees for election as a director is set forth below.

WILLIAM R. ESTILL                   Mr. Estill has served as the Company's Chief
AGE 53                              Financial Officer since July 1999. From
                                    December 1997 to February 1999, Mr. Estill served as Vice President of Finance for FWT, Inc., a manufacturer of telecommunications structures.

CHADD H. EDLEIN                     Mr. Edlein has served as the Company's Vice
AGE 32                              President Corporate Development since July
                                    1997.


================================================================================
COMMITTEES
================================================================================

The Board maintains two standing committees: Audit and Stock Option.

Audit Committee. The Audit Committee's primary duties include (1) recommending the appointment of independent accountants and determining the appropriateness of their fees, (2) reviewing the scope and results of the audit plans of the independent accountants and internal auditors, (3) overseeing the scope and adequacy of internal accounting control and record-keeping systems, (4) reviewing the objectivity, effectiveness and resources of the internal audit function and (5) conferring independently with the independent accountants.

Stock Option Committee. The main responsibility of the Stock Option Committee is to administer the 1998 Collegiate Pacific Inc. Stock Option Plan.

The Board of Directors does not have a standing nominating committee, compensation committee, or any other committee performing similar functions. The functions customarily attributable to a nominating committee or a compensation committee are performed by the Board of Directors as a whole.

AUDIT COMMITTEE REPORT

The audit functions of the Audit Committee are focused on three areas:

         o the adequacy of the company's internal controls and financial reporting process and the reliability of the company's financial statements;

         o the independence and performance of the company's internal auditors and independent auditors; and

         o the company's compliance with legal and regulatory requirements.

We meet with management periodically to consider the adequacy of the company's internal controls and the objectivity of its financial reporting. We discuss these matters with the company's independent auditors and with appropriate company financial personnel and internal auditors. We regularly meet privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the committee. We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. In addition, the committee reviews the company's financing plans and reports recommendations to the full Board for approval and to authorize action.

The Directors who serve on the committee are all "Independent" for purposes of the American Stock Exchange listing standards. That is, the Board of Directors has determined that none of us has a relationship with Collegiate Pacific that may interfere with our independence from Collegiate Pacific and its management. The Board has adopted a written charter setting out the audit related functions the committee is to perform.

Management has primary responsibility for the company's financial statements and the overall reporting process, including the company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the company in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us. We reviewed the company's audited financial statements for the fiscal year ended June 30, 2002, with both management and Grant Thornton, the company's independent auditors, to discuss those financial statements. Management represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

We received from and discussed with Grant Thornton the written disclosure and the letter required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees). These items relate to that firm's independence from the company. We also discussed with Grant Thornton any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, we recommended to the Board that the company's audited financial statements for the fiscal year ended June 30, 2002, be included in its Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to stockholder approval, of the independent auditors, and the Board of Directors concurred in such recommendation.

Submitted by the Audit Committee of the company's Board of Directors.

                                             Jeff Davidowitz
                                             Robert W. Hampton
                                             William H. Watkins, Jr.

AUDIT FEES

Audit fees in connection with Grant Thornton's review and audit of the company's annual financial statements for the fiscal year ended June 30, 2002, and Grant Thorton's review of the company's interim financial statements included in the company's Quarterly Reports on Form 10-QSB during the fiscal year ended June 30, 2002, totaled approximately $37,000.

ALL OTHER FEES

Fees billed to the company by Grant Thornton during the fiscal year ended June 30, 2002, for all other non-audit services rendered to the company (including tax related services) totaled approximately $17,000.

There were no fees incurred by Grant Thornton during fiscal 2002 for professional services rendered in connection with financial information services design and implementation. The Audit Committee has considered whether the non-audit services rendered by our independent auditors with respect to the foregoing fees are compatible with maintaining their independence.

================================================================================
MEETINGS AND ATTENDANCE
================================================================================

During fiscal 2002, the full Board held one meeting, the Audit Committee met three times, and the Stock Option Committee met twice. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served.

================================================================================
DIRECTOR COMPENSATION
================================================================================

Messrs. Michael and Adam Blumenfeld, Coerver, and Rothenberg, who are the directors that are also Collegiate Pacific employees, do not receive any additional compensation for serving on the Board of Directors.

Annual Retainer Fee. Each non-employee director receives an annual retainer fee of $7,500. The director receives that amount in cash.

Other Benefits. Collegiate Pacific reimburses directors for the reasonable expenses associated with attending Board meetings and provides them with liability insurance coverage for their activities as directors of Collegiate Pacific.

================================================================================
EXECUTIVE COMPENSATION
================================================================================

================================================================================
SUMMARY COMPENSATION TABLE
================================================================================

The following table summarizes the total compensation, for each of the last three fiscal years, earned by the Named Executive Officers -- Mr. Michael Blumenfeld the Chief Executive Officer and the four other executive officers who earned over $100,000 and who were serving as an executive officer at the end of fiscal 2002.

                           SUMMARY COMPENSATION TABLE


                                                                                              Long-Term
                                                              Annual Compensation           Compensation
                                                              -------------------     ---------------------------
                                                                                      Restricted       Securities
                                                    Fiscal                               Stock         Underlying
         Name and Principal Positions               Year            Salary ($)         Awards($)        Options
         ----------------------------               ----            ----------        ----------       ----------
            Michael J. Blumenfeld                    2002            160,000               --                --
              Chairman of the Board and              2001            140,000               --            95,000
              Chief Executive Officer                2000             96,500               --                --

            Adam Blumenfeld                          2002            150,000               --                --
              President                              2001            138,650               --            45,000
                                                     2000             68,860(1)            --                --

            Harvey Rothenberg                        2002            115,000               --                --
              Vice President, Marketing              2001            105,400               --            40,000
                                                     2000             84,325               --                --

            Arthur J. Coerver                        2002            128,000               --                --
              Chief Operating Officer                2001            118,200               --            40,000
                                                     2000            108,200               --                --

            William Estill                           2002            156,000               --                --
              Chief Financial Officer                2001            151,800               --            40,000
                                                     2000            100,270(1)            --                --



----------
(1) Mr. Blumenfeld's employment with the company commenced in January 2000. Mr. Estill's employment with the company commenced in July 1999.

================================================================================
STOCK OPTIONS
================================================================================

No stock option awards were made to the Named Executive Officers during fiscal 2002 and no Named Executive Officer exercised any outstanding stock option award during fiscal 2002.


           Aggregated Option Exercises In Last Fiscal Year and Fiscal
                             Year-End Option Values


                                        NUMBER OF SHARES                            VALUE OF UNEXERCISED
                                     UNDERLYING UNEXERCISED                       IN-THE MONEY OPTIONS (1)
                                   OPTIONS AT FISCAL YEAR-END                        AT FISCAL YEAR-END
                               ----------------------------------            ----------------------------------
        NAME                   EXERCISABLE          UNEXERCISABLE            EXERCISABLE          UNEXERCISABLE
---------------------          -----------          -------------            -----------          -------------
Michael J. Blumenfeld            105,000                  0                    $42,825               $    0
Adam Blumenfeld                   45,000                  0                     24,000                    0
Harvey Rothenberg                 40,000                  0                     17,200                    0
Arthur J. Coerver                 42,000                  0                     19,200                    0
William Estill                    40,000                  0                     19,200                    0


(1) Amounts were calculated using the closing price of Collegiate Pacific's common stock on the last trading day of the fiscal year ($4.85).



                      Equity Compensation Plan Information



                                         (a)                            (b)                          (c)
                                                                                             NUMBER OF SECURITIES
                                                                                            REMAINING AVAILABLE FOR
                                NUMBER OF SECURITIES TO BE                                   FUTURE ISSUANCE UNDER
                                  ISSUED UPON EXERCISE OF     WEIGHTED-AVERAGE EXERCISE    EQUITY COMPENSATION PLANS
                                   OUTSTANDING OPTIONS,         PRICE OF OUTSTANDING         (EXCLUDING SECURITIES
        PLAN CATEGORY               WARRANTS AND RIGHTS      OPTIONS WARRANTS AND RIGHTS   REFLECTED IN COLUMN (a))
        -------------           --------------------------   ---------------------------   -------------------------
Equity Compensation Plans                 498,200                       $5.16                       501,800
Approved by Security Holders

Equity Compensation Plans Not               --
Approved by Security Holders
                                        ----------                    --------                     ---------
            Total                         498,200                       $5.16                       501,800

================================================================================
RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
================================================================================

The Board of Directors has approved and recommends the appointment of Grant Thornton LLP, certified public accountants, to serve as independent auditor for our company for the fiscal year ending June 30, 2003. Approval of the appointment of the accountants is being sought in order to give stockholders the opportunity to express their opinion on the matter. Approval will require the affirmative vote of the holders of a majority of the shares of common stock which are represented and entitled to vote at the meeting. Should approval not be obtained, the Board of Directors would expect to reconsider the appointment.

Members of Grant Thornton LLP are expected to attend the annual meeting and, if present, will be available to answer appropriate questions which may be asked by stockholders. Those members will also have an opportunity to make a statement at the annual meeting if they desire to do so.

================================================================================
VOTE REQUIRED AND BOARD RECOMMENDATION
================================================================================

THE APPOINTMENT OF GRANT THORNTON LLP MUST BE RATIFIED BY A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF GRANT THORNTON LLP, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

================================================================================
STOCK OWNERSHIP
================================================================================

The following table sets forth certain information, as of October 25, 2002, about the ownership of Collegiate Pacific common stock by the directors and executive officers. The company knows of no persons other than Messrs. Michael Blumenfeld, Adam Blumenfeld and Jeff Davidowitz, who own more than 5% of the total number of shares outstanding. Unless otherwise indicated, each person named below holds sole investment and voting power over the shares shown.

                                                                                                       TOTAL AS A
                                                           OPTIONS/WARRANTS                          PERCENTAGE OF
                                         NUMBER OF           EXERCISABLE             TOTAL               SHARES
                                          SHARES              WITHIN 60            BENEFICIAL         OUTSTANDING
         BENEFICIAL OWNER                  OWNED                 DAYS              OWNERSHIP       (IF 1% OR MORE)(a)
         ----------------                ---------         ----------------        ----------      ------------------
Michael J. Blumenfeld                    2,186,107            2,107,607            4,293,714             67.0%
13950 Senlac Drive, Suite 100
Dallas, TX 75234

Adam Blumenfeld                            243,600              307,100              550,700             12.0%
13950 Senlac Drive, Suite 100
Dallas, TX 75234

Jeff Davidowitz                            142,302(b)           160,802              303,104              6.8%
13950 Senlac Drive, Suite 100
Dallas, TX 75234

Arthur J. Coerver                           37,790(c)            97,790(c)           135,580              3.1%
William H. Watkins, Jr.                     42,803(d)            51,303(d)            94,106              2.2%
Harvey Rothenberg                           18,432(e)            66,717(e)            85,149              1.9%
Robert W. Hampton                               --                5,000                5,000               --
Chadd Edlein                                14,000               52,500               66,500              1.5%
William R. Estill                               --               60,000               60,000              1.4%

Directors and executive
  officers as a group (9 persons)        2,685,034            2,908,819            5,593,853             77.6%

----------
(a)    -       Based on the number of shares outstanding (4,300,659) at the close of business on October 25, 2002.

(b)    -       Includes (i) 34,751 shares and 34,751 shares issuable upon exercise of a warrant held by Penn Footwear Retirement Trust of which Mr. Davidowitz is a trustee, (ii) 67,551 shares and 67,551 shares issuable upon exercise of a warrant held by JIBS Equities of which Mr. Davidowitz is a general partner, (iii) 9,000 shares and 9,000 shares issuable upon exercise of a warrant held by Penn
               Footwear of which Mr. Davidowitz is President and a shareholder,
               (iv) 4,000 shares and 14,000 shares issuable upon exercise of a warrant held by Oldfield Company of which Mr. Davidowitz is President and a shareholder, (v) 10,000 shares and 10,000 shares issuable upon exercise of a warrant held by DVD Partners of which Mr. Davidowitz is a general partner, and (vi) 10,000 shares and 10,000 shares issuable upon exercise of a warrant held by 3D
               Partners of which Mr. Davidowitz is general partner.

(c)    -       Includes (i) 6,060 shares held in trust for the benefit of Mr.
               Coerver, (ii) 1,212 shares held in trust for the benefit of Mr.
               Coerver's spouse, (iii) 6,060 shares issuable upon exercise of a warrant held in trust for the benefit of Mr. Coerver, and (iv)
               1,212 shares issuable upon exercise of a warrant held in trust for the benefit of Mr. Coerver.

(d)    -       Includes 30,303 shares held in trust for the benefit of Mr.
               Watkins and 30,303 shares issuable upon exercise of a warrant held in trust for the benefit of Mr. Watkins.

(e)    -       Includes (i) 1,687 shares held in trust for the benefit of Mr.
               Rothenberg's child, (ii) 3,030 shares held in trust for the benefit of Mr. Rothenberg, (iii) 4,000 shares issuable upon exercise of a warrant held by Mr. Rothenberg's spouse, and (iv)
               3,030 shares issuable upon exercise of a warrant held in trust for the benefit of Mr. Rothenberg.

================================================================================
OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION
================================================================================

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In February 2000, the company issued $2,235,000 of convertible notes to certain officers and directors of Collegiate Pacific and certain third parties. Approximately $995,000 of the notes were issued to Michael J. Blumenfeld in exchange for an equal amount of subordinated notes originally issued to Mr. Blumenfeld in exchange for cash. The remaining notes were issued in exchange for cash in the amount of approximately $1.4 million. In April 2000, all of the note holders converted the outstanding balance under the notes into shares of Collegiate Pacific's common stock at a conversion price of $3.30 per share, resulting in the issuance of 677,267 shares of common stock.

The following table sets forth the principal amount of the notes and the number of shares the notes were converted into by each officer and director of the company.

                                                                              NUMBER OF SHARES
                                                                                ISSUED UPON
                                              PRINCIPAL AMOUNT                  CONVERSION
         NAME OF NOTE HOLDER                     OF NOTE($)                       OF NOTE
         -------------------                  ----------------                ----------------
         Michael J. Blumenfeld                    1,500,000                       454,545
         William H. Watkins, Jr.                    100,000                        30,303
         Arthur J. Coerver                           50,000                        15,151
         Jeff Davidowitz                            150,000                        45,455
         Harvey Rothenberg                           15,000                         4,545


On September 7, 2000, the company acquired the stock of Kesmil Manufacturing, Inc., a manufacturing company owned by Michael J. Blumenfeld, the majority stockholder and Chief Executive Officer of the company, for the assumption of approximately $581,000 in notes payable to the stockholder and a stockholder and relative of Mr. Blumenfeld, and the assumption of other liabilities of approximately $400,000. These notes are subordinate to Collegiate Pacific's line of credit, are not secured by any of the company's assets and mature in August 2004. The notes payable to stockholders bear interest at the rate of 12% per annum and are payable in quarterly installments of approximately $36,000. Collegiate Pacific was, prior to the acquisition, the sole customer of the acquired company. Because the former sole stockholders of Kesmil also owned a majority of Collegiate Pacific's outstanding common stock, the acquisition was accounted for in a manner similar to a pooling of interests. During fiscal 2000, the company purchased approximately $1,000,000 of certain inventory items from Kesmil.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended, requires the company's executive officers and directors and persons who own more than ten percent of a registered class of the company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the company with copies of these reports. The company believes that all filings required to be made by the Reporting Persons during the fiscal year ended June 30, 2002 were made on a timely basis.

================================================================================
ADDITIONAL INFORMATION
================================================================================

RECORD DATE; SHARES OUTSTANDING

Stockholders of record at the close of business on November 11, 2002, are entitled to vote their shares at the annual meeting. As of that date, there were 4,300,659 shares of common stock outstanding and entitled to be voted at the meeting. The holders of those shares are entitled to one vote per share.

QUORUM

More than 50% of the stockholders entitled to vote must be represented at the meeting before any business may be conducted. If a quorum is not present, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice need be given. An adjournment will have no effect on the business that may be conducted at the meeting.

PROXIES; RIGHT TO REVOKE

By submitting your proxy, you will authorize Michael J. Blumenfeld and William
R. Estill to represent you and vote your shares at the meeting in accordance with your instructions. They may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments or postponements of the meeting.

If you attend the meeting, you may vote your shares in person, regardless of whether you have submitted a proxy. In addition, you may revoke your proxy by sending a written notice of revocation to the company's Corporate Secretary, by submitting a later-dated proxy or by voting in person at the meeting.

DEFAULT VOTING

If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR the election of all nominees for director, and if any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted according to the discretion of the holders of the proxy.

TABULATION OF VOTES

Continental Stock Transfer and Trust Company, the company's transfer agent, will tabulate and certify the votes.

If your shares are treated as a broker non-vote, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present. Because the election of directors is done by a plurality of votes, a broker non-vote will have no effect on the outcome of the vote. However, because the ratification of auditors is done by a majority of votes cast at the meeting, a broker non-vote will count as a vote against the matter being considered.

VOTING BY STREET NAME HOLDERS

If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares according to your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares in its discretion.

INDEPENDENT ACCOUNTANTS

The Board has again selected Grant Thornton LLP as independent accountants for fiscal 2003. Representatives of that firm will be at the meeting to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so.

PROXY SOLICITATION

Collegiate Pacific will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone or by facsimile by officers, directors and regular employees. Collegiate Pacific may also reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses to forward proxy materials to beneficial owners.

STOCKHOLDER PROPOSALS FOR NEXT YEAR'S MEETING

Any stockholder who desires to present a proposal for consideration at next year's annual meeting and to include such proposal in next year's proxy statement must deliver the proposal to the company's principal executive offices no later than the close of business on July 17, 2003. Proposals should be addressed to Corporate Secretary, Collegiate Pacific, Inc., 13950 Senlac Drive, Suite 100, Dallas, TX 75234 and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

STOCKHOLDER LIST

For at least ten days prior to the meeting, a list of the stockholders entitled to vote at the annual meeting will be available for examination, for purposes relevant to the meeting, during ordinary business hours at the company's principal executive offices. The list will also be available for examination at the meeting.

ANNUAL REPORT ON FORM 10-KSB

A copy of the fiscal 2002 Annual Report on Form 10-KSB (without exhibits) is being distributed along with this Proxy Statement. In addition, the report (with exhibits) is available at the World Wide Web site of the Securities and Exchange Commission (www.sec.gov).

OTHER BUSINESS

The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

                                         By Order of the Board of Directors,


                                         /s/ William R. Estill

                                         William R. Estill
                                         Chief Financial Officer and Secretary

                                         Dallas, Texas
                                         November 13, 2002

                                                                         ANNEX A

                                      PROXY

                             COLLEGIATE PACIFIC INC.

SOLICITED ON BEHALF OF THE COMPANY AND APPROVED BY THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Michael J. Blumenfeld and William R. Estill, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to appear at the fiscal 2003 Annual Meeting of Stockholders of Collegiate Pacific Inc. to be held on the 12th day of December 2002 (pursuant to the Notice of Annual Meeting dated November 2002 and accompanying proxy statement), and at any postponement or adjournment thereof, and to vote all of the shares of Collegiate Pacific Inc. that the undersigned is entitled to vote with all the powers and authority the undersigned would possess if personally present in accordance with the following instructions.

When properly executed, this Proxy will be voted in the manner directed herein by the undersigned Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.



1.   ELECTION OF DIRECTORS                                      NOMINEES: Michael J. Blumenfeld, Adam Blumenfeld,
     FOR all nominees               WITHHOLD                    Arthur J. Coerver, Harvey Rothenberg, Jeff
     listed to the right            AUTHORITY                   Davidowitz, William H. Watkins, Jr., and Robert W.
     (except as marked              to vote for all             Hampton.
     to the contrary)               nominees listed
                                    to the right                INSTRUCTION: To withhold authority to vote for any
     [ ]                            [ ]                         individual nominee, write such individual's name in
                                                                the space provided below.

2.   RATIFICATION OF GRANT THORNTON LLP
     AS INDEPENDENT AUDITOR.                                    ---------------------------------------------------
     FOR         AGAINST        ABSTAIN
     [ ]           [ ]            [ ]


3.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
     TO VOTE UPON SUCH OTHER BUSINESS AS MAY
     PROPERLY COME BEFORE THE MEETING.
     FOR         AGAINST        ABSTAIN
     [ ]           [ ]            [ ]


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                Dated:                                 , 2002
                                      ---------------------------------


                                ----------------------------------------------
                                                 (Signature)

                                ----------------------------------------------
                                         (Signature if held jointly)